Securities Act File No. 33-13133
                    Investment Company Act File No. 811-5098

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  /x/

                  Post-Effective Amendment No.  28
                                               ----
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /x/

                  Amendment No.  30
                                ----
                        (Check appropriate box or boxes)

                           ALBEMARLE INVESTMENT TRUST

               (Exact Name of Registrant as Specified in Charter)

                            1272 Hendersonville Road
                               Asheville, NC 28813
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (828) 274-1542

                                  John B. Kuhns
                          Boys, Arnold & Company, Inc.
                            1272 Hendersonville Road
                               Asheville, NC 28813
                     (Name and Address of Agent for Service)

                                   Copies to:

                             Marcus L. Collins, Esq.
                         Countrywide Fund Services, Inc.
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202

It is proposed that this filing will become effective:

/X/ immediately upon filing pursuant to Rule 485(b)
/ / on (date) pursuant to Rule 485(b)
/ / 75 days after filing pursuant to Rule 485(a)
/ / on (date) pursuant to Rule 485(a)

                           ALBEMARLE INVESTMENT TRUST

                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481(A)
                        UNDER THE SECURITIES ACT OF 1933
                        --------------------------------

PART A
------

Item No.  Registration Statement Caption            Caption in Prospectus
--------  ------------------------------            ---------------------

1.        Cover Page                                Cover Page

2.        Synopsis                                  Prospectus Summary

3.        Condensed Financial Information           Financial Highlights;
                                                    Fee Table

4.        General Description of Registrant         Investment Objectives and
                                                    Policies; Investment
                                                    Limitations; Management of
                                                    of the Fund; Other
                                                    Information

5.        Management of the Fund                    Management of the Fund;
                                                    Financial Highlights;
                                                    Other Information

6.        Capital Stock and Other                   Cover Page; Investment
          Securities                                Limitations; Dividends and
                                                    Distributions; Taxes; Other
                                                    Information

7.        Purchase of Securities Being Offered      How to Purchase Shares;
                                                    How Shares are Valued;
                                                    Application

8.        Redemption or Repurchase                  How to Redeem Shares


9.        Pending Legal Proceedings                 Inapplicable

PART B
------
                                                    Caption in Statement
                                                    of Additional
Item No.  Registration Statement Caption            Information
--------  ------------------------------            -----------

10.       Cover Page                                Cover Page

11.       Table of Contents                         Table of Contents

12.       General Information and History           Description of the Trust

13.       Investment Objectives and Policies        Investment Objectives and
                                                    Policies; Investment
                                                    Limitations; Appendix A;
                                                    Appendix B

14.       Management of the Fund                    Trustees and Officers;
                                                    Description of the Trust

15.       Control Persons and Principal             Trustees and Officers
          Holders of Securities

16.       Investment Advisory and Other Services    Investment Advisor;
                                                    Administrator;
                                                    Shareholder Servicing Plan;
                                                    Other Services;

17.       Brokerage Allocation and Other            Investment Objectives and
          Practices                                 Policies

18.       Capital Stock and Other Securities        Description of the Trust

19.       Purchase, Redemption and Pricing of       Special Shareholder
          Securities Being Offered                  Services; Purchase of
                                                    Shares; Redemption of
                                                    Shares; Net Asset Value
                                                    Determination

20.       Tax Status                                Additional Tax Information

21.       Underwriters                              Inapplicable

22.       Calculation of Performance Data           Calculation of Performance
                                                    Data

23.       Financial Statements                      Financial Statements and
                                                    Reports

PART C
------

     The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS                                                Cusip Number 012688701
November 30, 1998                                            NASDAQ Symbol NCTFX
--------------------------------------------------------------------------------
                               THE NORTH CAROLINA
                               TAX FREE BOND FUND
--------------------------------------------------------------------------------
                 a NO-LOAD Series of Albemarle Investment Trust

The investment objectives of THE NORTH CAROLINA TAX FREE BOND FUND (the "Fund") are to provide current income exempt from federal income taxes and from the personal income taxes of North Carolina, to preserve capital, and to protect the value of the portfolio against the effects of inflation. Capital appreciation will be of secondary importance. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the investment policies described in this Prospectus.

                               INVESTMENT ADVISOR
                                 LOGO GOES HERE


The Fund is a NO-LOAD non-diversified series of Albemarle Investment Trust, a registered open-end management investment company. This Prospectus provides you with the basic information you should know before investing in the Fund. The Prospectus should be read and kept for future reference. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus in its entirety. The Fund's address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and its telephone number is 1-800- 841-0987. A copy of the Statement of Additional Information may be obtained at no charge by calling the Fund. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND FUND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN THE FUND INVOLVES RISKS, INCLUDING THE POSSIBLE
LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus and the Statement of Additional Information is November 30, 1998.

                                TABLE OF CONTENTS
PROSPECTUS SUMMARY.........................................................
FEE TABLE .................................................................
FINANCIAL HIGHLIGHTS.......................................................
INVESTMENT OBJECTIVES AND POLICIES.........................................
RISK FACTORS...............................................................
INVESTMENT LIMITATIONS.....................................................
TAXES......................................................................
DIVIDENDS AND DISTRIBUTIONS................................................
HOW SHARES ARE VALUED......................................................
HOW TO PURCHASE SHARES. . .................................................
HOW TO REDEEM SHARES. . . .................................................
MANAGEMENT OF THE FUND.....................................................
OTHER INFORMATION..........................................................
APPENDIX A - Description of Municipal Obligations..........................

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS UNAUTHORIZED. NO SALES REPRESENTATIVE, DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                               PROSPECTUS SUMMARY

THE FUND. The North Carolina Tax Free Bond Fund (the "Fund") is a NO-LOAD non-diversified series of Albemarle Investment Trust, a registered open-end management investment company organized as a Massachusetts business trust. See "Other Information - Description of Shares."

OFFERING PRICE. Shares in the Fund are offered at net asset value without a sales charge. The minimum initial investment is $1,000. The minimum subsequent investment is $500 ($100 for those participating in the Automatic Investment
Plan). See "How Shares May be Purchased."

INVESTMENT OBJECTIVES. The investment objectives of the Fund are to provide current income exempt from federal income taxes and from the personal income taxes of North Carolina, to preserve capital, and to protect the value of the portfolio against the effects of inflation. Capital appreciation will be of secondary importance. See "Investment Objectives and Policies."


INVESTMENT ADVISOR. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Boys, Arnold & Company, Inc. of Asheville, North Carolina (the "Advisor") manages the Fund's investments. The Advisor manages over $575 million in 230 client accounts for individuals and organizations in 12 states, mainly in the Southeast. For its advisory services, the Advisor receives a monthly fee at the annual rate of 0.35% of the Fund's average daily net assets. See "Management of the Fund - Advisor."

DIVIDENDS. Income dividends, if any, are generally declared daily and paid monthly; capital gains, if any, are generally distributed at least once each year. Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

REDEMPTION OF SHARES. There is no charge for redemptions, other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

INVESTMENT POLICIES AND RISKS. The Fund will invest primarily in municipal bonds and notes and other debt instruments, the interest on which is exempt from federal income taxes and from the personal income taxes of North Carolina. Some of the Fund's investments may be subject to the alternative minimum tax. The Fund's assets will generally be of investment grade or comparable quality, with at least two-thirds of the Fund's total assets being "A" rated or better (or comparable unrated securities). Some of the securities purchased for the portfolio of the Fund may be purchased on a "when-issued" basis, which may involve certain risks. The Fund has registered as a non-diversified investment company so that it will be able to invest more than 5% of its assets in obligations of each of one or more issuers. Prospective investors should also be aware that the net asset value of the shares of the Fund will change as the general levels of interest rates fluctuate. When interest rates decline, the value of the Fund's portfolio securities can be expected to rise. Conversely, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. See "Investment Objectives and Policies," "Risk Factors," "Investment Limitations," and "Taxes."


MANAGEMENT. The Fund is a series of Albemarle Investment Trust (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Fund. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Fund.")


                                    FEE TABLE

The following table sets forth certain information in connection with the expenses associated with an investment in the Fund. The information is intended to assist the investor in understanding the various costs and expenses borne by the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

                        Shareholder Transaction Expenses
                        --------------------------------


Sales load imposed on purchases
(as a percentage of offering price)                                  NONE
Sales load imposed on reinvested dividends                           NONE
Deferred sales load                                                  NONE
Redemption fee*                                                      NONE

* A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

                        Annual Fund Operating Expenses -
                  After Fee Waivers and Expense Reimbursements1
                     (as a percentage of average net assets)
                     ---------------------------------------

Investment Advisory Fees                                       .01%
Shareholder Servicing Fees                                     .00%
Other Expenses                                                 .84%
                                                               ----
Total Fund Operating Expenses                                  .85%
                                                               ====

1 The Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended August 31, 1998, except that expenses have been restated to reflect the anticipated level of fee waivers and expense reimbursements for the current fiscal year. Absent fee waivers and expense reimbursements, Investment Advisory Fees, Shareholder Servicing Fees, Other Expenses and Total Fund Operating Expenses would have been .35%, .25%, .82% and 1.42%, respectively.


EXAMPLE: You would pay the following expenses on a $1,000 investment in the Fund, whether or not you redeem at the end of the period, assuming 5% annual return:

             1 Year         3 Years        5 Years     10 Years
             ------         -------        -------     --------
               $9             $27            $47         $105

THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

See "Management of the Fund" below for more information about the fees and costs of operating the Fund. THE EXAMPLE ASSUMES A 5% ANNUAL RETURN PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. THE HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE OF THE FUND. THE ANNUAL RATE OF RETURN MAY BE GREATER OR LESSER THAN 5%.

                              FINANCIAL HIGHLIGHTS


The following audited financial information for the fiscal years ended August 31, 1996, 1997 and 1998 have been audited by Deloitte & Touche LLP, independent accountants, whose report dated October 2, 1998 is contained in the Statement of Additional Information. The following audited financial information for the fiscal periods ended prior to August 31, 1996 was audited by other independent accountants. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Annual Report. The Statement of Additional Information and the Annual Report may be obtained at no charge by calling the Fund.

                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE
                       OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  PERIOD ENDED
                                             AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,
                                                1998         1997         1996         1995         1994         1993*
                                             ----------   ----------   ----------   ----------   ----------   ----------

NET ASSET VALUE AT BEGINNING OF PERIOD      $     10.63   $    10.32   $    10.36   $    10.02   $    10.40   $    10.00

INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                        0.45         0.47         0.48         0.45         0.42         0.24
      Net realized and unrealized gains
        (losses) on investments                    0.48         0.31        (0.04)        0.34        (0.38)        0.40
                                            -----------   ----------   ----------   ----------   ----------   ----------
          TOTAL FROM INVESTMENT OPERATIONS         0.93         0.78         0.44         0.79         0.04         0.64
                                            -----------   ----------   ----------   ----------   ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS:
      From net investment income                  (0.45)       (0.47)       (0.48)       (0.45)       (0.42)       (0.24)
                                            -----------   ----------   ----------   ----------   ----------   ----------

NET ASSET VALUE AT END OF PERIOD            $     11.11   $    10.63   $    10.32   $    10.36   $    10.02   $    10.40(a)
                                            ===========   ==========   ==========   ==========   ==========   ==========

TOTAL RETURN                                       8.92%        7.71%        4.33%        8.16%        0.38%       10.43%
                                            ===========   ==========   ==========   ==========   ==========   ==========

NET ASSETS AT END OF PERIOD                 $12,436,308   $9,954,295   $6,400,507   $4,183,149   $3,929,053   $2,423,995
                                            ===========   ==========   ==========   ==========   ==========   ==========

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
      Before expense reimbursements
        and waived fees                            1.42%        1.68%        2.24%        2.76%        3.26%        3.50%(a)
      After expense reimbursements
        and waived fees (note 3)                   0.83%        0.85%        0.85%        0.85%        0.84%        0.77%(a)

RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                            4.15%        4.49%        4.60%        4.56%        4.09%        3.98%(a)

PORTFOLIO TURNOVER RATE                              36%          20%          10%          83%          23%           0%(a)

* For the period from January 13, 1993 (commencement of operations) to August 31, 1993.

(a)  Annualized.


                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES. The investment objectives of the Fund are to provide current income exempt from federal income taxes and from the personal income taxes of North Carolina, to preserve capital, and to protect the value of the portfolio against the effects of inflation. Capital appreciation will be of secondary importance. Any investment involves risk, and there can be no assurance that the Fund will achieve any of its investment objectives. The Fund's investment objectives and fundamental investment limitations discussed herein may not be altered without the prior approval of a majority of the Fund's shareholders.


INVESTMENT POLICIES. As a fundamental policy, the Advisor seeks to achieve the investment objectives of the Fund by investing the assets of the Fund primarily (i.e., at least 80% of its assets under normal conditions) in municipal bonds and notes and other debt instruments, the interest on which is exempt from federal income taxes, including the alternative minimum tax, and from the personal income taxes of North Carolina. These obligations are issued primarily by North Carolina, its political subdivisions, municipalities, agencies, instrumentalities, or public authorities and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands, and Guam).


Although the Advisor seeks to invest all the assets of the Fund in the obligations described in the preceding paragraph, market conditions may from time to time limit the availability of such obligations. During periods when the Advisor is unable to purchase obligations described in the preceding paragraph for the portfolio of the Fund, the Advisor will seek to invest the assets of the Fund in Municipal Obligations (as defined below), the interest on which would be exempt from federal income taxes, but which would be subject to the personal income taxes of North Carolina. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in the short-term obligations described in paragraphs 4, 5, and 6 below. All of the investments of the Fund will be made in:

(1) Tax-exempt securities that are rated AAA, AA, or A by Standard & Poor's Ratings Services ("S&P") or are rated Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's") (or of equivalent rating by any of the nationally recognized statistical rating organizations) or which are unrated but are considered by the Advisor to have essentially the same characteristics and quality as securities having such ratings;

(2) Tax-exempt securities that are rated BBB by S&P or are rated Baa by Moody's (or of equivalent rating by any of the nationally recognized statistical rating organizations) or which are unrated but are considered by the Advisor to have essentially the same characteristics and quality as securities having such ratings. However, not more than one-third of the Fund's total assets will be invested in such securities;


(3) Notes of issuers having an issue of outstanding Municipal Obligations rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's (or of equivalent rating by any of the nationally recognized statistical rating organizations) or which are guaranteed by the U.S. Government or which are rated A-1 or A-2 by S&P or MIG-1 or MIG-2 by Moody's (or of equivalent rating by any of the nationally recognized statistical rating organizations);


(4) Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (collectively, "U.S. Government Securities") (including U.S. Government Securities subject to repurchase agreements) (See "U.S. Government Securities" and "Repurchase Agreements" below);

(5) Commercial paper that is rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or of equivalent rating by any of the nationally recognized statistical rating organizations) or which is unrated but which is considered by the Advisor to have essentially the same characteristics and qualities as commercial paper having such ratings; obligations (including certificates of deposit and bankers' acceptances) of domestic branches of U.S. banks with at least $1 billion of assets; and cash (see "Money Market Instruments" below); and

(6) Securities of other investment companies (generally other mutual funds, including money market mutual funds) whose investment objectives are consistent with the Fund's investment objectives, subject to the limitations described under "Investment Companies" below.

Interest income from the short-term obligations described in paragraphs 4, 5, and 6 above may be taxable to shareholders as ordinary income for federal and state income tax purposes. The Fund may purchase Municipal Obligations the interest on which may be subject to the alternative minimum tax (for purposes of this Prospectus, the interest thereon is nonetheless considered to be tax-exempt). For a general discussion of Municipal Obligations, and the risks associated with an investment therein, see Appendix A hereto. For a description of the ratings of S&P and Moody's of Municipal Obligations and short-term obligations permitted as investments, see Appendix B to the Statement of Additional Information. As used in this Prospectus, the terms "Municipal Obligations" and "tax-exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any State). The term "North Carolina Municipal Obligations" is used to refer to Municipal Obligations, the interest on which is exempt from both federal income taxes and the personal income taxes of North Carolina. In determining to invest in a particular Municipal Obligation, the Advisor will rely on the opinion of bond counsel for the issuer as to the validity of the security and the exemption of interest on such security from federal and relevant state income taxes, and the Advisor will not make an independent investigation of the basis for any such opinion.

The Fund's assets will generally be invested in securities of "investment grade" or comparable quality, with at least two-thirds of the Fund's total assets being invested in securities rated in the three highest grades used by the nationally recognized statistical rating agencies (or comparable unrated securities). The remaining one-third of the Fund's total assets may be invested in securities rated in the fourth highest grade used by the nationally statistical securities rating agencies (generally, BBB by S&P or Baa by Moody's) or comparable unrated securities. Although considered to be of "investment grade" quality, securities rated BBB by S&P or Baa by Moody's (or comparable unrated securities), while normally exhibiting adequate protection parameters, have speculative characteristics, and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade Municipal

Obligations. Securities rated lower than BBB by S&P or Baa by Moody's (or comparable unrated securities) are considered speculative and will not be purchased by the Fund.

While the Advisor may refer to ratings issued by established credit rating agencies, it is not a policy of the Fund to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Advisor's own independent and ongoing review of credit quality. With respect to those Municipal Obligations which are not rated by a major rating agency, the Fund will be more reliant on the Advisor's judgment, analysis and experience than would be the case if such Municipal Obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Advisor may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or to purchase higher quality securities or taxable short-term obligations for the Fund with a resultant decrease in yield or increase in the proportion of taxable income.


The net asset value of the shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of the Fund's portfolio securities can be expected to rise. Conversely, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline.


The Fund has registered as a non-diversified management investment company so that more than 5% of the assets of the Fund may be invested in the obligations of each of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.

Certain Municipal Obligations may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Advisor will take into account in assessing the quality of such bonds not only the creditworthiness of such bonds but also the creditworthiness of the financial institution.

The Advisor may invest the assets of the Fund in a relatively high percentage of municipal bonds issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. Additional information about these types of investments and their special risks is contained in the Statement of Additional Information. This too may make the Fund more sensitive to economic, political, or regulatory occurrences, particularly because such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Advisor will only invest the assets of the Fund in securities of issuers which it believes will make timely payments of interest and principal.

The Advisor may invest from time to time a portion of the Fund's assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of the Fund's assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Advisor, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of North Carolina (as well as federal income taxes). Therefore, investors should also be aware of the risks that these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects. Additional information about these types of investments and their special risks is contained in the Statement of Additional Information.

Municipal Obligations in which the Fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations that are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.


The Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Advisor will seek to minimize these risks by not investing more than 10% of the net assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Advisor will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Advisor may determine to be relevant to such determination.

MONEY MARKET INSTRUMENTS. Under normal circumstances, money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or, if not rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a more detailed description of money market instruments. The Fund may also invest in money market mutual funds subject to the limitations described under "Investment Companies" below.


U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to a repurchase agreement. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, since it is not obligated to do so by law.


REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

INVESTMENT COMPANIES. In order to achieve its investment objectives, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objectives. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company and held by the Fund would have an aggregate value in excess of 5% of the Fund's total assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, advisory, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.


                                  RISK FACTORS

INVESTMENT POLICIES. Reference should be made to "Investment Objectives and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund. Additional information on these securities and investment techniques and their associated risks is contained in Appendix A hereto and in the Statement of Additional Information. Reference should also be made to "Investment Objectives and Policies" above and "Investment Limitations" below for a description of the implications and special risks associated with the non-diversified status of the Fund. Because there is risk in any investment, there can be no assurance that the Fund will meet its investment objectives.


FLUCTUATION IN VALUE. The Fund will be subject to market fluctuations based on fluctuation in market interest rates. The value of the Fund's portfolio securities will generally vary inversely with the direction of prevailing interest rate movements. Should interest rates rise, the value of the Fund's portfolio securities would decrease in value, which would cause the Fund's net asset value to decline. Fluctuations in value of the Fund's portfolio securities may also result from changes in the creditworthiness of issuers, which may result from adverse business and economic developments or other factors.


ADDITIONAL FACTORS TO CONSIDER. Yields on North Carolina Municipal Obligations depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting North Carolina or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of North Carolina Municipal Obligations and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Certain North Carolina constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting North Carolina Municipal Obligations. See Appendix A of the Statement of Additional Information entitled "Special Considerations Regarding Investment in North Carolina Municipal Obligations."

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 15% of total assets to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on the Fund's net asset value will be exaggerated. If while such borrowing is in effect the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowings.


PORTFOLIO TURNOVER. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of investment opportunities. Nevertheless, by utilizing the approach to investing described herein, portfolio turnover in the Fund will generally not exceed 100% annually. The degree of portfolio activity affects transaction costs of the Fund. The degree of portfolio activity may also cause the Fund to realize capital gains, which are taxable to shareholders when distributed.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price.


                             INVESTMENT LIMITATIONS

To limit the Fund's exposure to risk, the Fund has adopted certain fundamental investment limitations which, together with its investment objectives, are fundamental policies which may not be changed without shareholder approval. Some of these restrictions are that the Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other illiquid securities, are limited to 10% of the Fund's net assets);
(3) invest in securities of issuers which have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (4) write, purchase or sell commodities, commodities contracts, futures contracts or related options; (5) invest in oil, gas or mineral leases or exploration or development programs, or real estate or real estate mortgage loans (except the Fund may invest in readily marketable securities of companies that own or deal in such things); and (6) invest in restricted securities. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objectives can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in this Prospectus or in the Statement of Additional Information as being fundamental is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.


The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in obligations of a single issuer. However, the Fund's investments will be limited so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986. See "Taxes." To qualify, among other requirements, the Trust will limit the Fund's investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority that issues securities on behalf of a private entity, as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. To the extent that the Fund assumes large positions in the obligations of a small number of issuers, the Fund's total return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.


                                      TAXES


TAXATION OF THE FUND. The Fund has qualified in all prior years, and intends to remain qualified, as a regulated investment company under the Internal Revenue Code of 1986 (the "Code") by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for Federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right to determine for any particular year if it is advantageous not to qualify the Fund as a regulated investment company. The Fund is subject to a non-deductible 4% excise tax to the extent it does not distribute the statutorily required amount of investment income, determined on a calendar year basis, and capital gain net income, using an October 31 year-end measuring period. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

TAXATION OF SHAREHOLDERS. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from Federal income tax under the Code and are properly designated as "exempt-interest dividends" by the Trust, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. The portion of exempt-interest dividends paid from interest received by the Fund from North Carolina Municipal Obligations or from direct obligations of the U.S. Government is excluded from the North Carolina taxable net income of individuals, corporations, estates and trusts. Shareholders subject to income taxation by states other than North Carolina will realize a lower after-tax rate of return than North Carolina shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Fund will inform shareholders annually of the portion of the Fund's distributions that constitutes exempt-interest dividends and the portion that is excludable from taxable income for North Carolina income tax purposes. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal or North Carolina income tax purposes. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by the Fund should consult their tax advisers before purchasing Fund shares.

An investment in the Fund by a corporate shareholder would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax. Distributions from investment income and capital gains of the Fund, including exempt-interest dividends, may also be subject to state taxes in states other than North Carolina and may be subject to local taxes. Accordingly, investors in the Fund should consult their tax advisors with respect to the application of such taxes to the receipt of Fund dividends and to the holding of shares of the Fund.

To the extent that the Fund's distributions are derived from interest on its taxable investments (including, for North Carolina income tax purposes, interest on Municipal Obligations of other states) or from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income for Federal and North Carolina income tax purposes, except, in the case of North Carolina income tax, for dividends that are directly attributable to interest on obligations of the U.S. Government or to gains from certain obligations of the State of North Carolina and its political subdivisions that were issued before July 1, 1995. The Fund's distributions, whether from exempt-interest income, ordinary income, or capital gains, are not eligible for the dividends-received deduction for corporations. Distributions, if any, from the excess of net long-term capital gains over net short-term capital losses from the sale of securities ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Such capital gain dividends are also subject to North Carolina income taxes, except to the extent attributable to gains from certain obligations of the State of North Carolina and its political subdivisions that were issued before July 1, 1995.



All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains (assuming such shares are held as a capital asset).



The Code subjects interest received on certain otherwise tax-exempt securities to the alternative minimum tax. This alternative minimum tax applies to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject investors in such bonds, including shareholders of the Fund, to the alternative minimum tax. The Fund may purchase such "private activity bonds," and the Trust will report to shareholders within 60 days after the Fund's taxable year-end the portion of the Fund's dividends declared during the year that constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to the alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings" (which more closely reflect a corporation's economic income). Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss. A loss realized on a redemption of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss upon the redemption of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. In addition, such loss will be disallowed for both Federal and North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even, in the case of North Carolina, where all or a portion of such dividends is not excluded from North Carolina taxable income. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and North Carolina tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and the applicable North Carolina income tax laws. The Code and the Treasury regulations, as well as the North Carolina income tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding the availability of any exemptions from state or local taxes (other than those imposed by North Carolina) and with specific questions as to Federal, foreign, state or local taxes.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income, if any, in the form of dividends. The Fund will generally declare income dividends, if any, daily and pay them monthly, and will generally distribute net realized capital gains, if any, at least annually.


Unless a shareholder elects to receive dividends and distributions in cash, dividends and capital gains distributions will be automatically reinvested in additional full and fractional shares of the Fund at the net asset value per share next determined. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at P.O. Box 5354, Cincinnati, Ohio 45201-5354. If cash payment is requested, checks will be mailed within five business days after the last day of each month. Each shareholder of the Fund will receive a monthly summary of his or her account, including information as to reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same whether received in cash or in additional shares of the Fund.


In order to satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance regarding the payment of any dividends or the realization of any gains.

                              HOW SHARES ARE VALUED

Net asset value is determined at the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York Time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of the Fund for purposes of purchases and redemptions is equal to the total market value of its investments and other assets, less all of its liabilities, divided by the number of its outstanding shares.


Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust.


The Fund's securities will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained from the Advisor and other pricing sources deemed relevant.

                             HOW TO PURCHASE SHARES


Assistance in opening accounts may be obtained from the Fund by calling 1-800-841-0987, or by writing to the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper form as indicated herein.


The minimum initial investment is $1,000. The minimum subsequent investment is $500 ($100 for those participating in the Automatic Investment Plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:


PURCHASES BY MAIL. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to the Fund, to The North Carolina Tax Free Bond Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354.

PURCHASES BY WIRE. To purchase shares by wiring federal funds, the Fund must first be notified by calling 1-800-841-0987 to request an account number and furnish the Fund with your tax identification number. Following notification to the Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:


         Fifth Third Bank
         ABA # 042000314
         For The North Carolina Tax Free Bond Fund
         Acct # 99941635
         For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. A completed Account Application must be mailed to the Fund immediately after the initial wire as described under "Purchases by Mail" above. Investors should be aware that some banks may impose a wire service fee.

GENERAL. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any investment. Orders received by the Fund and effective prior to the time trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time, Monday through Friday) will purchase shares at the net asset value determined at that time. Orders received by the Fund and effective after the close of trading, or on a day when the New York Stock Exchange is not open for business, will purchase shares at the net asset value next determined. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors that effect transactions in the Fund through a broker or agent may be charged a fee by the broker or agent.

The Fund may enter into agreements with one or more brokers, including discount brokers and other brokers associated with investment programs, including mutual fund "supermarkets," pursuant to which such brokers may be authorized to accept on the Fund's behalf purchase and redemption orders that are in "good form." Such brokers may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Under such circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Such orders will be priced at the Fund's net asset value next determined after they are accepted by an authorized broker or the broker's designee.


Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.


Due to Internal Revenue Service regulations, Applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your Account Application, the Application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

Investors  should  be  aware  that  the  Fund's  Account  Application   contains
provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $500) at any time by purchasing shares at the then current net asset value. The Fund may, in the Advisor's sole discretion, accept certain additional investments of less than the stated minimum amount. Before making additional investments by bank wire, please call the Fund at 1-800-841-0987 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or bimonthly investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the net asset value on or about the fifteenth day and/or the last business day of the month, as indicated on your Account Application. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

EMPLOYEES AND AFFILIATES OF THE FUND. The minimum purchase requirement is not applicable to accounts of Trustees, officers or employees of the Fund or certain parties related thereto. See the Statement of Additional Information for further details.


STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

                              HOW TO REDEEM SHARES


Shares of the Fund may be redeemed by mail or telephone. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. Redemption orders received in proper form, as indicated herein, by the Transfer Agent prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) will redeem shares at the net asset value next determined as of that business day's close of trading. Otherwise, your order will redeem shares at the net asset value next determined as of the close of trading on the next business day. There is no charge for redemptions from the Fund, other than the charges for wiring redemption proceeds.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by such organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares directly through the Fund or the Transfer Agent.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions or transfers, and not due to market action) upon 30 days' written notice. If you bring your account value up to $1,000 or more during the notice period, the account will not be redeemed.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-841-0987, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be sent to The North Carolina Tax Free Bond Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) Your letter of instruction specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
2)   Any required signature guarantees (see "Signature Guarantees" below); and
3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.

In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"), (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

TELEPHONE AND BANK WIRE REDEMPTIONS. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. The Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 513-629-2901). The confirmation instructions must include:

1)   Shareholder name and account number;
2)   Number of shares or dollar amount to be redeemed;
3)   Instructions for transmittal of redemption proceeds to the shareholder; and
4) Shareholder signature as it appears on the application then on file with the Fund.

The net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You may choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions to the Fund. (See "Signature Guarantees" below.) The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so.

If your instructions request a redemption by wire, you will be charged an $8 processing fee. The Fund reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-841-0987. Redemption proceeds will only be sent to the domestic bank account or person named on your Account Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will not be liable for following telephone instructions reasonably believed to be genuine. The Fund or the Transfer Agent, or both, will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if the Fund and/or the Transfer Agent do not follow such procedures, they may be liable for any losses due to fraudulent or unauthorized instructions.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000 or a change in registration or standing instructions for your account. Signature guarantees are required for (1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, and (3) requests to establish or change redemption services other than through your initial Account Application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

AUTOMATIC WITHDRAWAL PLAN. If you own shares of the Fund valued at $10,000 or more at the current net asset value, you may establish an Automatic Withdrawal Plan to receive a monthly, quarterly or annual check in a stated amount of not less than $100. Each month, quarter or year, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Automatic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund. See the Statement of Additional Information for further details.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS. The Fund is a series of Albemarle Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in 1992. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its day-to-day operations.


ADVISOR. Subject to the authority of the Board of Trustees, Boys, Arnold & Company, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust. An investment committee of the Advisor has been primarily responsible for the day-to-day management of the Fund's portfolio since April 1, 1994.

The Advisor was founded in 1977 as the G. Waring Boys Company.  In 1983,  Thomas
C. Arnold joined the firm, and in 1989, the name was changed to Boys, Arnold & Company. In addition to acting as Advisor to the Fund, the Advisor manages balanced, equity and fixed income portfolios for a limited number of retirement plan sponsors, non-profit organizations and high-net worth individuals. The Advisor's address is 1272 Hendersonville Road, Asheville, North Carolina 28813.

The Advisor is controlled by an Employee Stock Ownership Plan maintained by the Advisor for the benefit of its employees (the "ESOP"). The trustees of the ESOP are Thomas C. Arnold, John B. Kuhns and Jon L. Vannice. Mr. Kuhns serves as the President of the Trust and Mr. Vannice is a Trustee and Vice President of the Trust.

Under the Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of 0.35% of the average daily net assets of the Fund. The Advisor may periodically voluntarily waive or reduce its advisory fee and reimburse expenses of the Fund to increase the net income of the Fund.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor may consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. Research services obtained through the Fund's brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objectives and Policies Investment Transactions" in the Statement of Additional Information. It is anticipated that most securities transactions of the Fund will be handled on a principal, rather than agency, basis. Municipal Obligations, including North Carolina Municipal Obligations, are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from buying at the bid price and selling at the higher asked price of the market, the difference being referred to as the spread. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads.

ADMINISTRATOR AND TRANSFER AGENT. The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201 (the "Transfer Agent"), to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent. The Transfer Agent is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties. The Transfer Agent also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

In addition, the Transfer Agent has been retained to provide administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Fund pays the Transfer Agent a fee for these administrative services at the annual rate of .15% of the average value of its daily net assets up to $50 million; .125% of such assets from $50 million to $100 million; and
 .10% of such assets in excess of $100 million; provided, however, that the minimum fee is $1,000 per month.


CUSTODIAN. The Fifth Third Bank (the "Custodian"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as Custodian of the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.


SHAREHOLDER SERVING PLAN. The Trust has adopted a Shareholder Servicing Plan (the "Plan") pursuant to which the Fund may compensate individuals, firms, banks, or investment advisors directly or indirectly for personal services and/or the maintenance of accounts of shareholders of the Fund and other shareholder liaison services not otherwise provided by the Transfer Agent or the Custodian, including but not limited to responding to shareholder inquiries, providing information on shareholders' investments in the Fund, and providing such other shareholder services as the Trust may reasonably request. The expenditures to be made under the Plan and the basis for payment of such expenditures must be approved by the Board of Trustees of the Trust and may not exceed .25% per annum of the Fund's average daily net assets. In addition, in no event may such expenditures paid to any person who sells Fund shares exceed .25% of the average annual net asset value of such shares.

OTHER EXPENSES. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Transfer Agent, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities.


                                OTHER INFORMATION


DESCRIPTION OF SHARES. The Trust was organized as a Massachusetts business trust in 1992 under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. When issued, the shares of the Fund will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of a least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

Shareholders of the Trust will vote by series except as otherwise required by the 1940 Act. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series are entitled to vote on matters affecting only that series. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of the Trust may elect all the Trustees.

As of November 6, 1998, Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record for the benefit of its clients 61.6% of the Fund and, accordingly, may be deemed to be a "controlling person" of the Fund within the meaning of the 1940 Act.


Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.


REPORTING TO SHAREHOLDERS. The Fund will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports for the Fund will be audited by independent accountants. In addition, the Fund will send to each shareholder having an account directly with the Fund a monthly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to P.O. Box 5354, Cincinnati, Ohio 45201-5354 or by calling 1-800- 841-0987.


CALCULATION OF PERFORMANCE DATA. From time to time the Fund may advertise its yield, tax-equivalent yield and average annual total return. The Fund's performance quotations may be used in advertisements, sales literature, shareholder reports, or other communications. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. Such figures could be increased to the extent the Advisor waives all or a portion of its fees or reimburses all or a portion of the Fund's expenses. For further information, see "Calculation of Performance Data" in the Statement of Additional Information.

The "average annual total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

The "yield" of the Fund is computed by dividing the net investment income per share earned during the most recent practicable period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. A "tax-equivalent yield" is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. Tax-equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations.

In addition, a Fund may advertise other total return performance data. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which the average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods.

APPENDIX A

                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligations also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Accordingly, a risk peculiar to these municipal lease obligations is the possibility that a government issuer will not appropriate funds for lease payments. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

                               THE NORTH CAROLINA
                               TAX FREE BOND FUND

                                 A No-Load Fund

                                   PROSPECTUS

                                November 30, 1998



                      THE NORTH CAROLINA TAX FREE BOND FUND
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354
                                 1-800-841-0987



                               INVESTMENT ADVISOR
                          Boys, Arnold & Company, Inc.
                            1272 Hendersonville Road
                             Post Office Drawer 5255
                         Asheville, North Carolina 28813
                                 1-800-286-8038


                                    CUSTODIAN
                              The Fifth Third Bank
                               38 Fountain Square
                             Cincinnati, Ohio 45263



                 TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT
                         Countrywide Fund Services, Inc.
                                312 Walnut Street
                                   21st Floor
                             Cincinnati, Ohio 45202


                              INDEPENDENT AUDITORS
                              Deloitte & Touche LLP
                           2170 Courthouse Plaza, N.E.
                               Dayton, Ohio 45402

THE NORTH CAROLINA TAX FREE                  ACCOUNT NO. G9- ___________________
BOND FUND                                                    (For Fund Use Only)
Account Application                          ===================================
                                             FOR BROKER/DEALER USE ONLY
Please mail completed account                Firm Name:_________________________
application to:                              Home Office Address:_______________
    Countrywide Fund Services, Inc.          Branch Address:____________________
    P.O. Box 5354                            Rep Name & No.:____________________
    Cincinnati, Ohio 45201-5354              Rep. Signature:____________________
    800-841-0987                             ===================================
================================================================================
Initial Investment of $ __________________ ($1,000 minimum)
o  Check or draft enclosed payable to The North Carolina Tax Free Bond Fund.
o  Bank Wire From:
================================================================================
Account Name                                  S.S. #/Tax l.D.#
__________________________________________    __________________________________
Name of Individual, Corporation,              (In case of custodial account
Organization, or Minor, etc.                  please list minor's S.S.#)

__________________________________________    Citizenship:  o  U.S.
Name of Joint Tenant, Partner, Custodian                    o  Other ___________

Address                                       Phone

__________________________________________    __________________________________
Street or P.O. Box                            Business Phone

__________________________________________    __________________________________
City                State           Zip       Home Phone

Check Appropriate Box:   o Individual
                         o Joint Tenant (Right of survivorship presumed)
                         o Partnership
                         o Corporation
                         o Trust
                         o Custodial
                         o Other

Occupation and Employer Name/Address:___________________________________________

Are you an associated person of an NASD member?   o  Yes   o   No
================================================================================
TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
================================================================================
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

o  Share  Option --   Income   distributions  and  capital  gains  distributions
                      automatically reinvested in additional shares.

o  Income  Option --  Income   distributions   and   short-term   capital  gains
                      distributions  paid  in  cash,   long-term  capital  gains
                      distributions reinvested in additional shares.

o  Cash Option --     Income  distributions and capital gains distributions paid in cash.

           o By Check    o By ACH to my bank checking or savings account.
                           PLEASE ATTACH A VOIDED CHECK.
================================================================================
REDEMPTION OPTIONS
I (we) authorize Countrywide Fund Services, Inc. to act upon instructions received by telephone to have amounts withdrawn from my (our) account in The North Carolina Tax Free Bond Fund (see prospectus for limitations on this option) and:

o  WIRED ($5,000 minimum) OR MAILED to my (our) bank account designated below. I
   (we) further authorize the use of automated cash transfers to and from the account designated below.
NOTE: For wire redemptions, the indicated bank should be a commercial bank. PLEASE ATTACH A VOIDED CHECK FOR THE ACCOUNT.

Bank Account Number__________________    Bank Routing Transit Number____________

Name of Account Holder__________________________________________________________

Bank Name____________________________    Bank Address___________________________
                                                           City        State
================================================================================
SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release the Fund, Boys, Arnold & Company, Inc., Countrywide Fund Services, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Fund, Countrywide Fund Service, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instruction. The investor(s) will bear risk of any such loss. The Fund or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or Countrywide Fund Services, Inc. do not employ such procedures,they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

____________________________________      ______________________________________
   Signature of Individual Owner,            Signature of Joint Owner, if Any
  Corporate Officer, Trustee, etc.


____________________________________      ______________________________________
     Title of Corporate Officer,                            Date
            Trustee, etc.

NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

AUTOMATIC INVESTMENT PLAN (Complete for Investments into the Fund)
The Automatic Investment Plan is available for all established accounts of The North Carolina Tax Free Bond Fund. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $100.00 per investment. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $100.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $_________ per month       ABA Routing Number___________________
in the Fund.
                                         FI Account Number____________________

                                         o Checking Account   o Savings Account
___________________________________
Name of Financial Institution (FI)       Please make my automatic investment on:
                                         o  the last business day of each month
___________________________________      o  the 15th day of each month
City                  State              o  both the 15th and last business day

X__________________________________      X______________________________________
 (Signature of Depositor EXACTLY           (Signature of Joint Tenant - if any)
   as it appears on FI Records)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

PLEASE ATTACH A VOIDED CHECK FOR THE AUTOMATIC INVESTMENT PLAN.

INDEMNIFICATION TO DEPOSITOR'S BANK
   In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
================================================================================
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw $___________ ($100.00 minimum) from my account beginning the last business day of the month of _______.

Please Indicate Withdrawal Schedule (Check One):

o Monthly -- Withdrawals will be made on the last business day of each month.
o Quarterly -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
o Annually -- Please make withdrawals on the last business day of the month of:
              __________.

o CHECK: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH TRANSFER: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o BANK WIRE: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

   Please attach a voided        _______________________________________________
   check for ACH or bank wire    Bank Name        Bank Address

                                 _______________________________________________
                                 Bank ABA#         Account #        Account Name

o SEND TO SPECIAL PAYEE (OTHER THAN APPLICANT): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee___________________________________________________________________

Please send to:_________________________________________________________________
                Street address                City           State       Zip
================================================================================
RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of The North Carolina Tax Free Bond Fund (the Fund) and that
  ____________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                  CERTIFICATE
I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the
  ____________________________________________________________________________
                             (Name of Organization)

incorporated or formed under the laws of _____________________________________
                                                        (State)
and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on _______ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                Name                                       Title
____________________________________      ______________________________________
____________________________________      ______________________________________
____________________________________      ______________________________________

Witness my hand and seal of the corporation or organization this ________ day of _________, 19___


____________________________________      ______________________________________
         *Secretary-Clerk                 Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                       STATEMENT OF ADDITIONAL INFORMATION

                      THE NORTH CAROLINA TAX FREE BOND FUND


                                November 30, 1998

                                   A series of
                           ALBEMARLE INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-841-0987

                                TABLE OF CONTENTS
                                -----------------

INVESTMENT OBJECTIVES AND POLICIES..........................................   2
INVESTMENT LIMITATIONS......................................................   9
TRUSTEES AND OFFICERS.......................................................  11
INVESTMENT ADVISOR..........................................................  13
ADMINISTRATOR...............................................................  14
SHAREHOLDER SERVICING PLAN..................................................  15
OTHER SERVICES..............................................................  16
SPECIAL SHAREHOLDER SERVICES................................................  16
PURCHASE OF SHARES..........................................................  19
REDEMPTION OF SHARES........................................................  19
NET ASSET VALUE DETERMINATION...............................................  20
ADDITIONAL TAX INFORMATION..................................................  20
DESCRIPTION OF THE TRUST....................................................  24
CALCULATION OF PERFORMANCE DATA.............................................  25
FINANCIAL STATEMENTS AND REPORTS............................................  29
APPENDIX A - SPECIAL CONSIDERATIONS REGARDING INVESTMENT
  IN NORTH CAROLINA MUNICIPAL OBLIGATIONS...................................  30
APPENDIX B - DESCRIPTION OF MUNICIPAL BOND RATINGS..........................  35

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The North Carolina Tax Free Bond Fund (the "Fund") dated November 30, 1998. The Fund's Prospectus may be obtained at no charge by contacting the Fund at the address and phone number shown above.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

ADDITIONAL INFORMATION ON NORTH CAROLINA INVESTMENTS. Attached to this Additional Statement is Appendix A, "Special considerations Regarding Investment in North Carolina Municipal Obligations," which contains a discussion of investment considerations associated with North Carolina Municipal Obligations. Additional information on various types of Municipal Obligations that may be acquired by the Fund and the special risks associated with these types of investments is set forth below.

The Advisor may invest the assets of the Fund in a relatively high percentage of municipal bonds issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations, and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Healthcare facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

INVESTMENT TRANSACTIONS. Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's portfolio transactions will normally be municipal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spreads or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor, as such term is defined in the Investment Company Act of 1940 (the "1940 Act"), acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.


During the past three fiscal years, no brokerage commissions were paid by the Fund.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times at least as equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the two highest rating categories by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the four highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.


ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Certain investments in lease obligations (defined and described in detail in the Prospectus) may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Advisor, pursuant to guidelines adopted by the Board of Trustees and subject to the supervision of the Board of Trustees, determines to be liquid. In determining the liquidity of municipal lease obligations, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund. The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. The Advisor will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Ratings Group (or an equivalent rating by any of the other NRSROs). Unrated lease obligations will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids.

FORWARD COMMITMENT & WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

1. Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

2. Invest for the purpose of exercising control or management of another issuer;

3. Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration leases or exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

4. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the Federal securities laws, in connection with the disposition of portfolio securities;

5. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

6. Make short sales of securities or maintain a short position, except short sales "against the box;" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

7. Participate on a joint or joint and several basis in any trading account in securities;

8. Make loans of money or securities, except that the Fund may invest in repurchase agreements;

9. Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

10. Issue senior securities, borrow money, or pledge its assets except, that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets or, (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets;

11. Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

12.  Invest in restricted securities; and

13.  Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts, or related options.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 10, above), the Fund will, to the extent necessary, reduce its existing borrowing to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box," (limitation number 6, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


Following are the Trustees and executive officers of the Trust, their present position with the Trust, age and their aggregate compensation from the Trust for the fiscal year ended August 31, 1998:
                                                                  COMPENSATION
NAME                     AGE      POSITION HELD                   FROM THE TRUST
----                     ---      -------------                   --------------
Edwin B. Armstrong+       68        Trustee                           $2,550
J. Finley Lee, Jr.+       59        Trustee                           $2,550
Jon L. Vannice*           41        Trustee and Vice President          None
John B. Kuhns             44        President                           None
Mark J. Seger             36        Treasurer                           None
Marcus L. Collins         30        Secretary                           None


* Mr. Vannice is an affiliated person of the Advisor, and therefore an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

+    Member of Audit Committee.

The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

EDWARD B. ARMSTRONG, 2506 Pineway Drive, Burlington, North Carolina 27215, is an
International   Management   Consultant.   He  is  also  a  Field  Associate  of
International Executive Services Corp. of Burlington, North Carolina.

J. FINLEY LEE, JR., 614 Croom Street, Chapel Hill, North Carolina 27514, is a Julian Price Professor of Business Administration, Emeritus, of the University of North Carolina at Chapel Hill, North Carolina.

JON L. VANNICE, 1272 Hendersonville Road, Asheville, North Carolina 28813, is President of Boys, Arnold & Company, Inc., the Advisor to the Fund.

JOHN B. KUHNS, 1272 Hendersonville Road, Asheville, North Carolina 28813, is Senior Vice President of Boys, Arnold & Company, Inc.

MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio 45202, is Vice President and Chief Operating Officer of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. He is also Treasurer of Countrywide Tax-Free Trust, Countrywide Strategic Trust, Countrywide Investment Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., the New York State Opportunity Funds, the Dean Family of Funds, the Wells Family of Real Estate Funds, the Lake Shore Family of Funds, Profit Funds Investment Trust, Atalanta/Sosnoff Investment Trust, UC Investment Trust and The Winter Harbor Fund and Assistant Treasurer of Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds, Firsthand Funds, the Westport Funds, Boyar Value Fund, Inc. and The James Advantage Funds, all of which are registered investment companies.


MARCUS L. COLLINS, 312 Walnut Street, Cincinnati, Ohio 45202, is Counsel to Countrywide Fund Services, Inc. He is also Secretary to United Investment Trust and Assistant Secretary to Lake Shore Family of Funds, Wells Family of Real Estate Funds, and Profit Funds Investment Trust.

Messrs. Armstrong and Lee constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The Trustees have not appointed a compensation committee or a nominating committee.


PRINCIPAL HOLDERS OF VOTING SECURITIES. As of November 6, 1998, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date, Charles Schwab & Company, Inc., 101 Montgomery Street, San

Francisco, California 94104, owned of record 61.6% of the then outstanding shares of the Fund. Charles Schwab & Co., Inc. may be deemed to control the Fund by virtue of the fact that it owns of record more than 25% of its outstanding shares.

                               INVESTMENT ADVISOR

Boys, Arnold & Company, Inc. (the "Advisor") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until January 1, 2000 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable by the Fund without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Advisor is at the annual rate of 0.35% of the Fund's daily average net assets. For the fiscal year ended August 31, 1998, the Fund paid the Advisor advisory fees of $1,339 (which was net of voluntary waivers of $36,891). For the fiscal year ended August 31, 1997, the Advisor voluntarily waived all of its fees from the Fund in the amount of $26,663 and voluntarily reimbursed a portion of the Fund's operating expenses in the amount of $9,244. For the fiscal year ended August 31, 1996, the Advisor voluntarily waived all of its fees from the Fund in the amount of $18,238 and voluntarily reimbursed a portion of the Fund's operating expenses in the amount of $27,692.

The Advisor, organized as a North Carolina corporation, is controlled by an Employee Stock Ownership Plan, the trustees of which are John B. Kuhns, Jon L. Vannice and Thomas C. Arnold. Messrs. Kuhns, Vannice and Arnold are affiliates of the Advisor and may directly or indirectly receive benefits from the advisory fees paid to the Advisor. In addition to acting as Advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.


Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

                                  ADMINISTRATOR


Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator receives for such services a fee payable monthly at an annual rate of $18 per account, subject to a minimum fee of $1,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, records storage and communication lines.

The Administrator has also been retained to provide administrative services to the Fund. In this capacity, the Administrator supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million; .125% of such assets from $50 million to $100 million; and .10% of such assets in excess of $100 million; provided, however, that the minimum fee is $1,000 per month.

The Administrator also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Administrator to perform its duties, the Fund pays the Administrator a fee in accordance with the following schedule:

              Asset Size of Fund                        Monthly Fee
         --------------------------                     -----------
         $         0 - $ 50,000,000                       $2,000
          50,000,000 -  100,000,000                        2,500
         100,000,000 -  200,000,000                        3,000
         200,000,000 -  300,000,000                        4,000
                Over    300,000,000                        5,000*

* Subject to an additional fee of .001% per annum of average net assets during such month over $300,000,000.

For the six months ended August 31, 1998, the Administrator received from the Fund transfer agent fees of $4,500, accounting and pricing fees of $9,000 and administrative fees of $6,502. All of the fees paid to the Administrator during the fiscal year ended August 31, 1998 were discounted by 25% from its standard fees.

Prior to March 1, 1998 the Trust engaged The Nottingham Company ("TNC") of Rocky Mount, North Carolina to provide administration services and accounting and pricing services to the Fund. TNC in turn sub-contracted transfer agency and shareholder servicing functions for the Fund to NC Shareholder Services, LLC. Compensation of TNC for administration services prior to March 1, 1998, based upon the average daily net assets of the Fund, was at the annual rate of 0.15%. For the six months ended February 28, 1998, TNC received administrative fees of $7,706. For the fiscal year ended August 31, 1997, TNC received $2,709 of its administrative fees and voluntarily waived the remaining amount of $8,718. For the fiscal year ended August 31, 1996, TNC voluntarily waived its entire administrative fee from the Fund. In addition, TNC also received a monthly fee of $1,750 for accounting and recordkeeping services for the Fund. For the six months ended February 28, 1998, TNC received $10,500 for such services to the Fund. For the fiscal years ended August 31, 1997 and 1996, TNC received $21,000 each year for such services to the Fund.


                           SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan (the "Plan") pursuant to which the Fund may compensate individuals, firms, banks, or investment advisors directly or indirectly for personal services and/or the maintenance of accounts of shareholders of the Fund and other shareholder liaison services not otherwise provided by the Administrator or the Custodian, including but not limited to responding to shareholder inquiries, providing information on shareholders' investments in the Fund, and providing such other shareholder services as the Trust may reasonably request.

The expenditures to be made under the Plan and the basis for payment of such expenditures must be approved by the Board of Trustees of the Trust and may not exceed in any fiscal year 0.25% of the Fund's average annual net assets. In addition, in no event may such expenditures paid to any person who sells Fund shares exceed 0.25% per annum of the average value of such shares. The Plan may not be amended to increase materially the amount to be spent for service fees pursuant to the Plan without shareholder approval.

The continuation of the Plan must be considered by the Board of Trustees annually. At least quarterly the Board of Trustees must review a written report of amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

During the past three fiscal years, the Fund paid no service fees pursuant to the Plan.

                                 OTHER SERVICES

The Fifth Third Bank (the "Custodian"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian.


The firm of Deloitte & Touche LLP,  2170  Courthouse  Plaza,  N.E.,  Dayton,  OH
45402, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Fund and to consult with the Fund on matters of accounting and federal and state income taxation.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, shareholders are free to make additions and withdrawals to or from their account as often as they wish. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with the shareholders's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, shareholder certificates are not issued.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or bimonthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.


AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly or annual payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, quarterly in the months of March, June, September and December or annually as specified in the Account Application) in order to make the payments requested. Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction. Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such automatic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-841-0987, or by writing to:

                      The North Carolina Tax Free Bond Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354


PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. The Trust has filed an irrevocable election under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or
(b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Administrator at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Administrator.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, the minimum initial investment requirement does not apply to Trustees, officers and employees of the Fund, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value per share of the Fund is determined as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed-income securities, which is accrued daily.


                           ADDITIONAL TAX INFORMATION

GENERAL TAX CONSIDERATIONS. The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.


The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In order to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net taxable income plus 90% of its net tax-exempt investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and certain other income.


The Fund may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, Government Securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than Government Securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The Fund will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within sixty days after the close of its taxable year. Shareholders should note that, upon the sale or exchange of the Fund's shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of the Fund's shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.


A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely the imposition of federal excise or income taxes.


If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and may be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.


SPECIAL TAX CONSIDERATIONS. As indicated in the Prospectus, the Fund is designed to provide North Carolina shareholders with current tax-exempt interest income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking maximum capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax exempt and, therefore, would not realize any additional benefit from the dividends of the Fund being tax-exempt, and such dividends would be ultimately taxable to the beneficiaries when distributed to them.

In addition, the Fund may not be an appropriate investment for shareholders who are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business, and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed, or acquired. "Related person" includes certain related natural persons, affiliated corporations, a partnership and its partners, and an S corporation and its shareholders. Each shareholder who may be considered a "substantial user" should consult a tax advisor with respect to whether exempt interest dividends would retain the exclusion under Section 103 of the Code if the shareholder were treated as a "substantial user" or a "related person."

The Code permits a regulated investment company which invests at least 50% of its total assets in tax-exempt obligations (obligations exempt from federal income tax) to pass through to its investors, tax-free, net tax-exempt obligations interest income. The policy of the Fund is to pay each year as dividends substantially all of the Fund's tax-exempt obligations interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders within sixty days after the close of the Fund's taxable year, but not to exceed in the aggregate the net tax-exempt obligations interest received by the Fund during the taxable year. Although exempt interest dividends are generally excludable from a shareholder's gross income for federal income tax purposes, they will be included in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes.

While the Fund does not expect to realize any significant amount of long-term capital gains, any net realized long-term capital gains will be distributed annually. The Fund will have no tax liability with respect to such distributed gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the shares of the Fund. Such distributions will be designated as a capital gains dividend in a written notice mailed by the Fund to shareholders within sixty days after the close of the Fund's taxable year.

While the Fund does not expect to earn any significant amount of investment company taxable income, taxable income earned by the Fund will be distributed to shareholders. In general, the investment company taxable income will be the taxable income of the Fund (for example, short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Any such income will be taxable to shareholders as ordinary income (whether paid in cash or reinvested in additional shares).

Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina Municipal Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995, are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to their disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of the Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portion of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, the Fund's distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

An investment in the Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.



The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a detailed explanation of the Federal or state income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial, or administrative action.

                            DESCRIPTION OF THE TRUST


The Trust was organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust. Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's Custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.


                         CALCULATION OF PERFORMANCE DATA

From time to time, the total return and yield of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes its "average annual total return" by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:


                                        n
                                  P(1+T)  = ERV

   Where:  T =   average annual total return.
           ERV = ending  redeemable  value at  the end of the period  covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

           P =   hypothetical initial payment of $1,000.
           n =   period covered by the computation, expressed in terms of years.

The average annual total return quotations for the Fund for the one year and five year periods ended August 31, 1998 and for the period since inception (January 13, 1993) to August 31, 1998 are 8.92%, 5.84% and 6.37%, respectively.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof. The Nonstandardized Returns of the Fund for each fiscal year since inception are as follows:

Fiscal Period Ended
-------------------
August 31, 1993                       10.43%*
August 31, 1994                        0.38%
August 31, 1995                        8.16%
August 31, 1996                        4.33%
August 31, 1997                        7.71%
August 31, 1998                        8.92%

* Annualized.  Inception date of the Fund was January 13, 1993.

From time to time, the Fund may advertise its yield and tax-equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                           Yield = 2[a-b/cd + 1)  - 1]
Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30-day period ended August 31, 1998 was 4.00%. Tax-equivalent yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. Based on the highest combined marginal federal and North Carolina income tax rate for individuals (44.28%), the Fund's tax-equivalent yield for the 30-day period ended August 31, 1998 was 7.18%.


The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman Brothers Municipal Bond Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar,

Inc., or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

Comparative information about the yield of the Fund and about average rates of return on certificates of deposits, bank money market deposit accounts, money market mutual funds, and other similar types of investments may be included in Fund communications. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.

Advertisements and other communications may also compare the tax equivalent yield of the Fund taking into account federal income tax and North Carolina income tax to after-tax yields of certificates of deposits, bank money market accounts, money market mutual funds, and other investments over various combined federal and state tax brackets.

In addition, the benefits of tax-free investments may be communicated in advertisements or other communications. For example, the table below presents the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt investments yielding from 3% to 6%. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Fund, which may be higher or lower than those shown. The rates shown in the table below are subject to adjustment for the Internal Revenue Service inflation indexation. Investors should consult their tax advisors with specific reference to their own tax situation.

                APPROXIMATE YIELD TABLE: NORTH CAROLINA TAX FREE
                ------------------------------------------------


    1998 Taxable                                   Combined Federal
    Income Bracket                                and North Carolina
    Single Return            Joint Return        Marginal Tax Bracket*     3.0%        4.0%        5.0%       6.0%
---------------------    --------------------    --------------------      ----        ----        ----       ----
$        0 -   12,750    $       0 -   21,250              20.10%         3.75%       5.01%       6.26%       7.51%
    12,750 -   25,350       21,250 -   42,350              20.95%         3.80%       5.06%       6.33%       7.59%
    25,350 -   60,000       42,350 -  100,000              33.04%         4.48%       5.97%       7.47%       8.96%
    60,000 -   61,400      100,000 -  102,300              33.58%         4.52%       6.02%       7.53%       9.03%
    61,400 -  128,100      102,300 -  155,950              36.35%         4.71%       6.28%       7.86%       9.43%
   128,100 -  278,450      155,950 -  278,450              40.96%         5.08%       6.78%       8.47%      10.16%
         Over 278,450            Over 278,450              44.28%         5.38%       7.18%       8.97%      10.77%


* The taxable income brackets applicable to North Carolina do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both Federal and North Carolina marginal tax rate changes. When applying these brackets, Federal taxable income may be different than North Carolina taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1998, taxpayers with adjusted gross income in excess of $124,500 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of $124,500 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at a rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1998 is from $124,500 to $247,000, and for married taxpayers filing a joint return the range is from $186,800 to $309,300. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1998.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of August 31, 1998, together with the report of the independent accountants thereon, are included on the following pages.

                                   APPENDIX A
                 SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN
                      NORTH CAROLINA MUNICIPAL OBLIGATIONS

     The concentration of investments in North Carolina Municipal Obligations by the Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Fund and its portfolio securities. This section briefly describes current economic trends in North Carolina and does not purport to be a complete description of the economical and financial conditions in North Carolina. The information set forth below is derived from official statements prepared in connection with the issuance of North Carolina Municipal Obligations and other sources that are generally available to investors. It has not, however, been updated nor will it be updated during the year. The Trust has not independently verified this information.

     The State of North Carolina has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax, inheritance tax, tobacco products tax, and soft drink tax (currently being phased out). North Carolina receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by North Carolina agencies, university fees and tuition, interest earned by the North Carolina Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

     Fiscal year 1996 ended with a positive General Fund balance of approximately $573.4 million. An additional $153.1 million was available from a reserved fund balance. Of this aggregate amount, $77.3 million was reserved in the Savings Reserve (bringing the total reserve to $500.9 million) and $130.0 million was reserved in the Reserve for Repair and Renovation of State
Facilities (bringing the total reserve to $151.3 million after prior withdrawals). An additional $47.1 million was transferred to a newly-created Clean Water Management Trust Fund, $39.5 million was reserved in a Capital Improvement Reserve, and $26.2 million was transferred to newly-created Federal Retiree Refund and Administration Accounts, leaving an unreserved General Fund balance at June 30, 1996, of approximately $406.1 million.

     Fiscal year 1997 ended with a positive General Fund balance of approximately $874.8 million. Along with additional reserves, $135 million was reserved in the Reserve for Repair and Renovation of State Facilities, in addition to a supplemental reserve of $39.3 million for repairs and renovations (bringing the total reserve to $221.2 million after prior withdrawals). An additional $49.4 million was transferred to the Clean Water Management Trust Fund (bringing the total reserve to $49.4 million after prior withdrawals) and $115 million and $156 million were reserved in newly-created Disaster Relief and Intangible Tax Refund Reserves, respectively. The Disaster Relief Reserve was used to cover disaster relief funds spent during fiscal year 1997. An additional $61 million was reserved for the State to acquire the shares of the North Carolina Railroad Company not held by the State. No additional amounts were transferred to the Savings Reserve for the year (the existing balance of $500.9 million having met the statutory reserve requirements). After additional reserves, the unreserved General Fund balance at the end of fiscal year 1997 was approximately $318.7 million.

     The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. Based on a modified accrual basis, the General Fund balance at June 30, 1997 was $1,703.9 million.

     On August 28, 1997, the North Carolina General Assembly adopted the biennium budget for 1997 to 1999. The $11.4 billion budget for fiscal year 1998 included a 7.6% increase in spending over the fiscal year 1997 budget. Highlights of the new budget included increased spending for education, with $181 million in funding for teacher pay raises averaging 6.5% and $92 million to implement the newly-enacted Excellent Schools Act, which raises teacher salaries to the national average over four years and requires teachers at low-performing schools to pass competency tests. Money was also reserved for schools that achieve or surpass academic goals, school technology funds, new school buses, staff development programs, community college job training programs, and other education purposes. The General Assembly also passed a welfare reform program, adopted a streamlined process for cleaning up brownfields for reuse as industrial and commercial sites, and cut the North Carolina sales tax on food by 1% beginning in 1998.

     The General Assembly adjusted downward the General Fund appropriation support for the continuation budgets by $425.4 million and $242.2 million in fiscal years 1997 and 1998, respectively, and authorized continuation funding of $10,439.4 million for fiscal year 1998 and $10,957.5 million for fiscal year 1999. The adjustments included reductions of expenditures resulting from supporting revenue sources being reclassified from tax and nontax revenues to departmental receipts, increases in departmental receipts and federal receipts, reductions of projected operating costs, and other efficiencies and savings. Increases of $798.7 million for fiscal year 1998 and $574.5 million for fiscal year 1999 were approved for operating budgets.

     The North Carolina budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the Federal Government's relationship with state governments that, if enacted, could affect fiscal and economic policies of the states, including North Carolina.

     During recent years North Carolina has moved from an agricultural to a service and goods producing economy. According to the North Carolina Employment Security Commission (the "Commission"), in July 1997, North Carolina ranked tenth among the states in non-agricultural employment and eighth in manufacturing employment. The Commission estimated North Carolina's seasonally adjusted unemployment rate in March 1998 to be 3.9% of the labor force, as compared with an unemployment rate of 4.7% nationwide.

     The  following  are  certain  cases  pending  in which  the  State of North
Carolina faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the North Carolina Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations:

     Bailey case -- State Tax Refunds - State Retirees. On May 8, 1998, in Bailey, et. al. v. State of North Carolina, the North Carolina Supreme Court held that the act of the General Assembly that repealed a tax exemption on State and local government retirement benefits was an unconstitutional impairment of contract and a taking of property without just compensation. Accordingly, retirement benefits that were vested before August 1989 were held to be exempt from State income taxation. In addition, the North Carolina Supreme Court ruled that recovery of taxes previously paid by retirees on those benefits was not limited to retirees who paid the tax under protest or requested a refund within the time periods specified by statute.

     Potential refunds and interest are estimated by the State to be $352.68 million through December 31, 1997, with respect to refunds, and through June 30, 1998, with respect to interest. Until this matter is resolved, any additional potential refunds and interest will continue to accrue. In addition to refunds and interest, the State will be unable to continue to tax the applicable retirement benefits, thus reducing future revenue. The case was remanded by the North Carolina Supreme Court for administration and further orders to carry out the decision. Under the initial order of the trial judge, the State would offset its liabilities to improperly taxed retirees by allowing tax credits to eligible retirees to be applied against future State income taxes, or in the case of eligible retirees who are deceased, no longer residents of the State, or who have no tax liability, to be paid in whole to such retirees or their estates.

     Patton Case -- Federal Retirees. Federal retirees filed a class action suit in Wake County Superior Court in 1995 seeking monetary relief for taxes paid since 1989. This case was brought in anticipation of a favorable outcome for the plaintiffs in the Bailey case. The federal retirees allege that a result in the Bailey case that exempts State and local retirement benefits from State income taxes would require a similar exemption for federal retirement benefits under the United States Supreme Court's 1989 decision in Davis v. Michigan. In Davis, the United States Supreme Court ruled that a Michigan income tax statute that taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year by the act of the General Assembly held unconstitutional in Bailey. The Patton case was being held in abeyance pending the outcome in Bailey. Now that Bailey has been decided, the case is expected to proceed. Potential refunds and interest have been estimated by the State to be $585.09 million through June 30, 1997. Until this matter is resolved, any additional potential refunds and interest have continued and will continue to accrue.

     Smith Case -- This class action is related to litigation in Fulton Corporation v. Faulkner, a case filed by a single taxpayer and decided by the United States Supreme Court in 1996 regarding the constitutionality of certain taxes previously collected by the State on intangible personal property. The remaining class of plaintiffs in this action consist of taxpayers who paid the tax in question, but failed to comply with the North Carolina tax refund statute. On February 21, 1996, the United States Supreme Court held in Fulton that the State's intangibles tax on shares of stock in non-North Carolina corporations (by then repealed) violated the Commerce Clause of the United States Constitution because it discriminated against stock issued by corporations that do all or part of their business outside of North Carolina.

     In June 1997 the trial court dismissed the claims of this class of plaintiffs. An appeal of the dismissal is now pending before the North Carolina Supreme Court. The principal issue in the appeal is whether the plaintiffs are entitled to a refund on the intangibles tax paid, notwithstanding their failure to comply with the requirements of the tax refund statute. A second class action was filed in January 1998 by the same plaintiffs, claiming an entitlement to a refund under a separate theory. The plaintiffs claim that they are entitled to refunds of $80,000,000 for tax year 1990 and $131,750,000 for tax years 1991-94.

     In its 1996 Short Session, the North Carolina General Assembly approved additional State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November, 1996. In March 1997, North Carolina issued $450 million of the authorized school bonds (Public School Building Bonds). In November 1997, North Carolina issued $250 million of the authorized highway bonds (Highway Bonds). In March 1998, North Carolina issued an additional $450 million of the authorized school bonds (Public School Building Bonds). The offering of the remaining $1.6 billion of these authorized bonds is anticipated to occur over the next two to five years.

     Currently, Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch Investors Service, Inc. rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively. See Appendix B to the Prospectus.

                                   APPENDIX B
                      DESCRIPTION OF MUNICIPAL BOND RATINGS

The ratings of the NRSROs (including Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch Investors Service, Inc.) represent each firm's opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The descriptions offered by each individual rating firm may differ slightly, but the following offers a description of each rating category by the NRSROs:

                         MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

COMMERCIAL PAPER

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Issuers rated PRIME-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

-    Leading market positions in well-established industries.
-    High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated PRIME-2 OR P-2 have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                         STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE DEBT

AAA: Debt rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated A is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE: The foregoing ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER

S&P's commercial paper ratings is a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

     A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1: This designation indicates that the degree of safety regarding timely payments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                          FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE DEBT

The four highest ratings of Fitch for tax-exempt bonds are AAA, AA, A and BBB. Bonds rated AAA are regarded by Fitch as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are regarded by Fitch as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated bonds, and more subject to possible change over the term of the issue. Bonds rated A are regarded by Fitch as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are regarded by Fitch as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings. Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign.

MUNICIPAL SHORT-TERM OBLIGATIONS

The ratings F-1+, F-1 and F-2 are the highest ratings assigned by Fitch for tax-exempt notes. Notes assigned the F-1+ rating are regarded by Fitch as having the strongest degree of assurance for timely payment. Notes assigned the F-1 rating reflect an assurance for timely payment only slightly less than the strongest issues. Notes assigned the F-2 rating have a degree of assurance for timely payment with a lesser margin of safety than higher-rated notes.

COMMERCIAL PAPER

Commercial paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. Issues assigned the Fitch-2 rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

--------------------------------------------------------------------------------

                      THE NORTH CAROLINA TAX FREE BOND FUND
                      -------------------------------------

                              A No-Load Mutual Fund


                                  ANNUAL REPORT
                                 August 31, 1998



         INVESTMENT ADVISOR                               ADMINISTRATOR
         ------------------                               -------------
       BOYS, ARNOLD & COMPANY                    COUNTRYWIDE FUND SERVICES, INC.
       Post Office Drawer 5255                          312 Walnut Street
      1272 Hendersonville Road                            P.O. Box 5354
Asheville, North Carolina 28813-5255               Cincinnati, Ohio 45201-5354
           1.800.286.8038                                1.800.841.0987


--------------------------------------------------------------------------------

October 7, 1998

We are pleased to enclose the annual report for The North Carolina Tax Free Bond Fund for the year ended August 31, 1998.

Your Fund continued to perform very well for the fiscal year as interest rates declined and the supply of newly issued bonds remained historically light. As a result, bond prices moved higher and volatility stayed moderate. Municipal bond returns for the period, although very attractive, lagged those of taxable bonds as interest rates on Treasury securities declined more, causing the relative attractiveness of municipal bonds to increase by the end of the year.

For the fiscal year ended August 31, 1998, your Fund had a total return (which includes income and appreciation) of 8.92%, outperforming the 8.65% return for the Lehman Brothers Municipal Bond Index during the same period. This ranked your Fund seventh out of 40 North Carolina municipal debt funds as tracked by Lipper Analytical Services, Inc. In fact, the Fund ranked second for the five year period ended August 31, 1998, out of a group of 16 funds as measured by Lipper. At the close of the fiscal year, the Fund's net asset value was $11.11 per share. The Fund paid tax-free income of $.45 per share during the year.

The Fund continues to maintain a portfolio of high quality North Carolina municipal bonds with an average maturity of fifteen years. The portfolio's overall quality, as measured by Standard & Poor's Corporation quality ratings, is AA+.

Subsequent to the close of the Fund's fiscal year, interest rates declined at a rapid rate reaching levels not seen since the 1960s. The plunge in some currency values around the globe has fanned fears of a global recession and continued deflationary pressures. This, coupled with concerns over the immediate future of our President, the risk of our own domestic recession, and worries over further surprise shocks, have caused considerable investor caution. The perception of increased inflation as a probable risk has shifted to concern over potential global deflation. Whether or not recession occurs in the U.S., we expect the domestic economy to slow. With increased focus on safety and income, municipal bonds should remain in demand by investors.

We expect inflation to remain subdued and the trend in municipal bond interest rates to also stay flat to downward. High quality municipal bonds provide an outstanding alternative for investors when safety, stability and steady tax-free income are in demand. With many municipal bonds trading at higher yields than Treasuries, municipals look very attractive relative to competitive investments. We encourage investors to maintain a long term outlook toward their investment in the Fund and to consider a plan of regular investment through dollar cost averaging.

We appreciate your continued trust and support and welcome your questions and comments.

Sincerely,

/s/ John B. Kuhns                   /s/ Jon L. Vannice
John B. Kuhns                       Jon L. Vannice

                     The North Carolina Tax Free Bond Fund

Comparison of the Change in Value of a $10,000 Investment in the North Carolina
        Tax Free Bond Fund and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------
THE NORTH CAROLINA TAX FREE BOND FUND

LEHMAN BROTHERS MUNICIPAL BOND INDEX:     THE NORTH CAROLINA TAX FREE BOND FUND:
-------------------------------------     --------------------------------------

              QTRLY                                      QTRLY
  DATE        RETURN     BALANCE            DATE        RETURN      BALANCE
------        ------     -------            ----        ------      -------
01/13/93                  10,000          01/13/93                   10,000
02/28/93       4.96%      10,496          02/28/93       3.70%       10,370
05/31/93       0.50%      10,548          05/31/93      -0.72%       10,296
08/31/93       3.92%      10,962          08/31/93       3.54%       10,660
11/30/93       0.44%      11,010          11/30/93       0.63%       10,727
02/28/94       0.60%      11,076          02/28/94      -0.06%       10,721
05/31/94      -2.42%      10,808          05/31/94      -1.25%       10,587
08/31/94       1.56%      10,977          08/31/94       1.03%       10,696
11/30/94      -4.97%      10,431          11/30/94      -4.53%       10,212
02/28/95       8.18%      11,285          02/28/95       7.94%       11,024
05/31/95       4.50%      11,792          05/31/95       4.15%       11,481
08/31/95       1.33%      11,949          08/31/95       0.76%       11,569
11/30/95       3.79%      12,402          11/30/95       3.41%       11,963
02/29/96       1.04%      12,531          02/29/96       1.17%       12,103
05/31/96      -1.59%      12,332          05/31/96      -2.46%       11,804
08/31/96       1.98%      12,576          08/31/96       2.25%       12,070
11/30/96       4.42%      13,132          11/30/96       4.56%       12,620
02/28/97       0.68%      13,221          02/28/97       0.17%       12,641
05/31/97       0.99%      13,352          05/31/97       0.09%       12,652
08/31/97       2.89%      13,738          08/31/97       2.75%       13,000
11/30/97       2.44%      14,073          11/30/97       2.33%       13,303
02/28/98       2.54%      14,431          02/28/98       3.08%       13,713
05/31/98       1.22%      14,607          05/31/98       0.75%       13,815
08/31/98       2.20%      14,928          08/31/98       2.49%       14,159

Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     The North Carolina Tax Free Bond Fund
                          Average Annual Total Returns

               1 Year         5 Years        Since Inception*
               ------         -------        ----------------
                8.92%          5.84%              6.37%
--------------------------------------------------------------------------------
* Commencement of operations was January 13, 1993.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                 AUGUST 31, 1998


ASSETS:
      Investment securities, at value (cost $11,893,844) (note 1)          $12,464,828
      Interest receivable                                                      185,930
      Receivable for capital shares sold                                           650
      Receivable for securities sold                                           373,543
      Receivable from Advisor (note 3)                                           3,582
      Other assets                                                               3,238
                                                                           -----------
           TOTAL ASSETS                                                     13,031,771
                                                                           -----------

LIABILITIES:
      Dividends payable                                                          3,848
      Payable for capital shares redeemed                                       67,000
      Payable for securities purchased                                         517,062
      Payable to affiliates (note 3)                                             3,450
      Other accrued expenses and liabilities                                     4,103
                                                                           -----------
           TOTAL LIABILITIES                                                   595,463
                                                                           -----------

NET ASSETS                                                                 $12,436,308
                                                                           ===========

NET ASSETS CONSIST OF:
      Paid-in capital                                                      $11,749,790
      Accumulated net realized gains from security transactions                115,534
      Net unrealized appreciation on investments                               570,984
                                                                           -----------
           NET ASSETS                                                      $12,436,308
                                                                           ===========

Shares of beneficial interest outstanding (unlimited
      number of shares authorized, no par value)                             1,119,328
                                                                           ===========
Net asset value, offering price and redemption price per share (note 1)    $     11.11
                                                                           ===========

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                             STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED AUGUST 31, 1998


INVESTMENT INCOME:
      Interest                                                        $ 544,080
                                                                      ---------
EXPENSES:
      Investment advisory fees (note 3)                                  38,230
      Professional fees                                                  22,841
      Accounting services fees (note 3)                                  19,500
      Administration fees (note 3)                                       14,208
      Shareholder service fees (note 3)                                  27,318
      Postage and supplies                                                7,884
      Trustees' fees and expenses                                         7,308
      Transfer agent fees (note 3)                                        5,019
      Pricing expenses                                                    4,374
      Insurance expense                                                   3,239
      Custodian fees                                                      3,232
      Reports to shareholders                                             1,865
                                                                      ---------
           TOTAL EXPENSES                                               155,018
      Investment advisory fees waived (note 3)                          (36,891)
      Shareholder service fees waived (note 3)                          (27,318)
                                                                      ---------
           NET EXPENSES                                                  90,809
                                                                      ---------

NET INVESTMENT INCOME                                                   453,271
                                                                      ---------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
      Net realized gains from security transactions                     176,632
      Net increase in unrealized appreciation on investments            324,337
                                                                      ---------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                        500,969
                                                                      ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS                            $ 954,240
                                                                      =========

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                  FOR THE YEARS ENDED AUGUST 31, 1998 AND 1997

                                                                           YEAR ENDED       YEAR ENDED
                                                                           AUGUST 31,       AUGUST 31,
                                                                              1998             1997
                                                                          ------------     -----------
FROM OPERATIONS:
      Net investment income                                              $    453,271     $   341,923
      Net realized gains from security transactions                           176,632          32,653
      Net increase in unrealized appreciation on investments                  324,337         190,154
                                                                         ------------     -----------
           NET INCREASE IN NET ASSETS FROM OPERATIONS                         954,240         564,730
                                                                         ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
      From net investment income                                             (453,271)       (341,923)
                                                                         ------------     -----------
FROM CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares sold                                             3,362,112       3,821,326
      Net asset value of shares issued in reinvestment
           of distributions to shareholders                                   365,561         266,015
      Payment for shares redeemed                                          (1,746,629)       (756,360)
                                                                         ------------     -----------
           NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS       1,981,044       3,330,981
                                                                         ------------     -----------

TOTAL INCREASE IN NET ASSETS                                                2,482,013       3,553,788

NET ASSETS:
      Beginning of year                                                     9,954,295       6,400,507
                                                                         ------------     -----------
      End of year                                                        $ 12,436,308     $ 9,954,295
                                                                         ============     ===========

SUMMARY OF CAPITAL SHARE ACTIVITY:
      Shares sold                                                             309,619         363,128
      Shares issued in reinvestment of distributions to shareholders           33,523          25,239
      Shares redeemed                                                        (160,158)        (71,933)
                                                                         ------------     -----------
      Net increase in shares outstanding                                      182,984         316,434
      Shares outstanding, beginning of year                                   936,344         619,910
                                                                         ------------     -----------
      Shares outstanding, end of year                                       1,119,328         936,344
                                                                         ============     ===========

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                              FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                        YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED        YEAR ENDED
                                                        AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,        AUGUST 31,
                                                           1998            1997            1996            1995              1994
                                                       -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE AT BEGINNING OF YEAR                   $     10.63     $     10.32     $     10.36     $     10.02     $     10.40

INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                   0.45            0.47            0.48            0.45            0.42
      Net realized and unrealized gains
           (losses) on investments                            0.48            0.31           (0.04)           0.34           (0.38)
                                                       -----------     -----------     -----------     -----------     -----------
           TOTAL FROM INVESTMENT OPERATIONS                   0.93            0.78            0.44            0.79            0.04
                                                       -----------     -----------     -----------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
      From net investment income                             (0.45)          (0.47)          (0.48)          (0.45)          (0.42)
                                                       -----------     -----------     -----------     -----------     -----------

NET ASSET VALUE AT END OF YEAR                         $     11.11     $     10.63     $     10.32     $     10.36     $     10.02
                                                       ===========     ===========     ===========     ===========     ===========

TOTAL RETURN                                                 8.92%           7.71%           4.33%           8.16%           0.38%
                                                       ===========     ===========     ===========     ===========     ===========

NET ASSETS AT END OF YEAR                              $12,436,308     $ 9,954,295     $ 6,400,507     $ 4,183,149     $ 3,929,053
                                                       ===========     ===========     ===========     ===========     ===========

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
      Before expense reimbursements and waived fees          1.42%           1.68%           2.24%           2.76%           3.26%
      After expense reimbursements and
           waived fees (note 3)                              0.83%           0.85%           0.85%           0.85%           0.84%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS         4.15%           4.49%           4.60%           4.56%           4.09%

PORTFOLIO TURNOVER RATE                                        36%             20%             10%             83%             23%

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 AUGUST 31, 1998

                                                                 PRINCIPAL    INTEREST  MATURITY      VALUE
                                                                  AMOUNT        RATE      DATE       (NOTE 1)
                                                                 --------      -------  --------   -----------
MUNICIPAL OBLIGATIONS - 98.6%
      Appalachian State University
           Utility System Revenue                                $150,000       5.90%   05-15-08   $   166,956
      Asheville, North Carolina
           Water System Revenue                                   150,000       5.50%   08-01-11       162,734
      Buncombe County, North Carolina
           Solid Waste System Special Obligation Revenue          200,000       5.60%   03-01-11       217,112
      Buncombe County, North Carolina
           Certificate of Participation                           500,000       5.00%   12-01-12       513,345
      Cabarrus County, North Carolina
           General Obligation                                     250,000       5.40%   02-01-17       263,665
      Charlotte, North Carolina
           Public Improvements General Obligation                 400,000       5.30%   04-01-08       430,584
      Charlotte, North Carolina
           Law Enforcement Facilities Project Series A
           Certificate of Participation                           100,000       6.10%   12-01-15       109,221
      Charlotte, North Carolina
           Water & Sewer General Obligation                       400,000       5.60%   05-01-20       445,528
      Concord, North Carolina
           Utilities System Revenue                               125,000       5.50%   12-01-14       133,680
      Cumberland County, North Carolina
           General Obligation                                     400,000       4.90%   03-01-12       411,724
      Currituck County, North Carolina
           General Obligation                                     300,000       5.40%   04-01-14       317,898
      Durham, North Carolina
           General Obligation Revenue                             200,000       5.80%   02-01-12       219,372
      Forsyth County, North Carolina
           General Obligation                                     300,000       4.75%   02-01-13       303,744
      Gaston County, North Carolina
           General Obligation                                     500,000       5.00%   03-01-17       506,035
      Gastonia, North Carolina
           Street Improvements General Obligation                 200,000       5.50%   05-01-13       216,478
      Gastonia, North Carolina
           Police Station Project Certificate of Participation    100,000       5.70%   08-01-15       107,589
      Gastonia, North Carolina
           Street Improvements General Obligation                 400,000       5.50%   05-01-16       427,884
      Greensboro, North Carolina
           General Obligation                                     500,000       5.00%   03-01-12       519,430
      Johnston County, North Carolina
           General Obligation                                     500,000       5.00%   05-01-18       502,460
      Lincolnton, North Carolina
           Enterprise System Revenue                              200,000       5.38%   05-01-16       210,304

                                                                     (CONTINUED)

                      THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 AUGUST 31, 1998


                                                                 PRINCIPAL    INTEREST  MATURITY      VALUE
                                                                  AMOUNT        RATE      DATE       (NOTE 1)
                                                                 --------      -------  --------   -----------
MUNICIPAL OBLIGATIONS - (Continued)
      Mecklenburg County, North Carolina
           Public Improvements General Obligation                $200,000       5.50%   04-01-11   $   214,328
      Morganton, North Carolina
           Water & Sewer General Obligation Revenue               500,000       5.70%   06-01-13       542,020
      Morganton, North Carolina
           Water & Sewer General Obligation Revenue               100,000       5.70%   06-01-14       108,197
      North Carolina Central University
           Housing System Revenue                                 200,000       5.80%   11-01-17       217,416
      North Carolina Housing Finance Agency
           Multifamily Series A Revenue                           100,000       5.80%   07-01-13       105,502
      North Carolina Medical Care Commission
           Pitt County Memorial Hospital Series A Revenue         500,000       5.25%   12-01-12       517,335
      North Carolina Medical Care Commission
           Duke University Hospital Series C Revenue              500,000       5.25%   06-01-17       507,590
      North Carolina Municipal Power Agency -
           Number 1 - Catawba Electric Revenue                    100,000       6.00%   01-01-09       113,253
      North Carolina Municipal Power Agency -
           Number 1 - Catawba Electric Revenue                    100,000       5.75%   01-01-15       103,868
      North Carolina State
           Series A General Obligation                            300,000       5.10%   03-01-07       321,795
      North Carolina State
           General Obligation                                     400,000       5.10%   06-01-10       425,752
      North Carolina State
           Clean Water Series A General Obligation                100,000       5.80%   06-01-16       108,647
      North Carolina State University
           Centennial Campus B Revenue                            500,000       5.13%   12-15-16       509,175
      Pitt County, North Carolina
           Memorial Hospital Revenue                              100,000       5.50%   12-01-15       104,639
      Raleigh, North Carolina
           General Obligation                                     500,000       5.25%   06-01-13       529,665
      Transylvania County, North Carolina
           General Obligation                                     400,000       4.75%   02-01-14       400,852
      Union County, North Carolina
           Series B General Obligation                            100,000       5.30%   05-01-15       105,272
      University of North Carolina
           General Obligation Revenue                             500,000       5.40%   05-15-16       527,245
      Winston-Salem, North Carolina
           Water & Sewer System Revenue                           500,000       4.80%   06-01-10       512,890
      Winston-Salem, North Carolina
           General Obligation                                     100,000       5.50%   06-01-12       107,725
                                                                                                   -----------
      TOTAL MUNICIPAL OBLIGATIONS (COST $11,697,925)                                               $12,268,909
                                                                                                   -----------

                                                                     (CONTINUED)

                      THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 AUGUST 31, 1998


                                                                 PRINCIPAL    INTEREST  MATURITY      VALUE
                                                                  AMOUNT        RATE      DATE       (NOTE 1)
                                                                 --------      -------  --------   -----------
INVESTMENT COMPANY - 1.6%
      Federated North Carolina Municipal Money Market Portfolio  $195,919                          $   195,919
           (COST $195,919)                                                                         -----------

TOTAL VALUE OF INVESTMENT SECURITIES (COST $11,893,844 (A)) - 100.2%                               $12,464,828

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%                                                         (28,520)
                                                                                                   -----------

NET ASSETS - 100.0%                                                                                $12,436,308
                                                                                                   ===========

     (a) As of August 31, 1998, the cost of investment securities for federal income tax purposes was the same as that shown for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investment securities was $570,987 and $3, respectively, resulting in net unrealized appreciation for financial reporting and federal income tax purposes of $570,984.


See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1998


1.   SIGNIFICANT ACCOUNTING POLICIES

The North Carolina Tax Free Bond Fund (the Fund) is a non-diversified, open-end series of the Albemarle Investment Trust (the Trust), a management investment company registered under the Investment Company Act of 1940 (the 1940 Act). The Trust was organized in 1992 as a Massachusetts business trust. The Fund began operations on January 13, 1993.

The investment objective of the Fund is to provide current income exempt from federal income taxes and from the personal income taxes of North Carolina, to preserve capital, and to protect the value of the portfolio against the effects of inflation. The Fund invests in debt instruments of municipal issuers within the state of North Carolina. The issuers' abilities to meet their obligations may be affected by economic developments in the state of North Carolina.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Municipal obligations are valued by an independent pricing service which generally utilizes a computerized matrix system with consideration given to security quality, maturity, coupon, call features and the latest trading developments. On limited occasions, if the valuation provided by the pricing service ignores certain market conditions affecting the value of a security or the pricing service cannot provide a valuation, the security is valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price per share and the redemption price per share are equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis. The Fund may purchase securities on a when issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1998


Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In addition, the Fund intends to satisfy conditions which enable it to designate the interest income generated by its investment in municipal securities, which is exempt from federal income tax when received by the Fund, as exempt-interest dividends upon distribution to shareholders. For the year ended August 31, 1998, the Fund has designated its distributions paid to shareholders from net investment income of $453,271, or $0.45 per share, as exempt-interest dividends for federal income tax purposes.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $6,009,729 and $3,801,429, respectively, for the year ended August 31, 1998.

3.   TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of Boys, Arnold & Company, Inc. (the Advisor), or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Fund.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Advisor under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.35% of the Fund's average daily net assets. The Advisor currently intends to voluntarily waive its investment advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to 0.85% of its average daily net assets. For the year ended August 31, 1998, the Advisor waived $36,891 of its investment advisory fees.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1998


ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement effective March 1, 1998, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee at an annual rate of 0.15% on the Fund's average daily net assets up to $50 million; 0.125% on the next $50 million of such net assets; and 0.10% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee. The foregoing fees were subject to a 25% discount through August 31, 1998. For the year ended August 31, 1998, CFS earned $6,502 of fees under the Administration Agreement.

Prior to March 1, 1998, The Nottingham Company (Nottingham) provided administrative services to and was generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. For these services, Nottingham received a fee at the annual rate of 0.15% of the Fund's average daily net assets. Nottingham also received a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, Nottingham charged the Fund for servicing of shareholder accounts and registration of the Fund's shares. The accounting and administrative agreement with Nottingham provided that the aggregate fees for the aforementioned administrative, accounting and recordkeeping services would not be less than $3,000 per month.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement effective March 1, 1998, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in the Fund, subject to a $1,000 minimum monthly fee. The foregoing fees were subject to a 25% discount through August 31, 1998. For the year ended August 31, 1998, CFS earned $4,500 of fees under the Transfer Agent Agreement. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement effective March 1, 1998, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $2,000 per month from the Fund. The foregoing fees were subject to a 25% discount through August 31, 1998. For the year ended August 31, 1998, CFS earned $9,000 of fees under the Accounting Services Agreement. In addition, the Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of the Fund's portfolio securities.

SHAREHOLDER SERVICING FEES
The Trust has adopted a Shareholder Servicing Plan (the Plan) pursuant to which the Fund may incur certain expenses for the compensation of persons providing ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by CFS. The basis for amounts paid under the Plan must be approved by the Board of Trustees and may not exceed 0.25% of the Fund's average daily net assets. For the year ended August 31, 1998, shareholder service fees of $27,318 were waived in their entirety.

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of The Albemarle Investment Trust:

We have audited the accompanying statement of assets and liabilities of The North Carolina Tax Free Bond Fund (the Fund), a portfolio of the Albemarle Investment Trust, including the portfolio of investments, as of August 31, 1998, the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 1995 and August 31, 1994, were audited by other auditors, whose report thereon dated September 29, 1995, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standard. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The North Carolina Tax Free Bond Fund at August 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Dayton, Ohio
October 2, 1998

                           ALBEMARLE INVESTMENT TRUST

PART C.   OTHER INFORMATION
-------   -----------------

Item 24.  Financial Statements and Exhibits.
--------  ----------------------------------


          (a)  (1)  Financial Statements contained in Part A:

                    Financial Highlights for The North Carolina Tax Free Bond Fund from commencement of operations through the year ended August 31, 1998.

               (2)  Financial Statements contained in Part B:

                    Portfolio of Investments, August 31, 1998
                    Statement of Assets and Liabilities, August 31, 1998 Statement of Operations for fiscal year ended August 31,
                      1998
                    Statement  of Changes in Net Assets for fiscal  years  ended
                      August 31, 1998 and 1997
                    Financial Highlights for fiscal years ended August 31, 1998,
                      1997, 1996, 1995 and 1994
                    Notes to Financial Statements, August 31, 1998
                    Independent Auditors' Report


          (b)  Exhibits

               (1)       Amended and Restated Declaration of Trust*

               (2)       Bylaws*

               (3)       Inapplicable

               (4)       Inapplicable

               (5)       Investment Advisory Agreement*

               (6)       Inapplicable

               (7)       Inapplicable

               (8)       Custodian Agreement*

               (9)(a)    Administrative    Agreement   with   Countrywide   Fund
                         Services, Inc.

                  (b) Accounting Services Agreement with Countrywide Fund Services, Inc.

                  (c) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc.


               (10)      Opinion and Consent of Counsel*

               (11)      Consent of Independent Auditors

               (12)      Inapplicable

               (13)      Agreement Relating to Initial Capital*

               (14)      Inapplicable

               (15)      Service Plan Pursuant to Rule 12b-1*

               (16)      Computation of Performance Calculations*

               (17)      Financial Data Schedule

               (18)      Inapplicable

----------------------------
*    Incorporated  by  reference to the Trust's  registration  statement on Form
     N-1A.

Item 25.  Persons Controlled by or Under Common Control with Registrant.
--------  --------------------------------------------------------------

          No person is controlled by or under common control with Registrant.

Item 26.  Number of Holders of Securities.
--------  --------------------------------


          As of October 31, 1998, there were 105 record holders of securities of the North Carolina Tax Free Bond Fund .


Item 27.  Indemnification.
--------  ----------------

          The Declaration of Trust and Bylaws of the Registrant contain provisions covering indemnification of the officers and trustees. The following are summaries of the applicable provisions.

          The Registrant's Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees' request as director, officer, employee or agent of another enterprise will be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement thereof.

          No indemnification will be provided to a trustee or officer: (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

Item 28.  Business and Other Connections of the Investment Adviser.
--------  ---------------------------------------------------------

          See the Statement of Additional Information section entitled "Management of the Fund-Trustees and Officers" and the Investment Advisor's Form ADV filed with the Commission for the activities and affiliations of the officers and directors of the Investment Advisor of the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Advisor is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Investment Advisor currently serves as investment advisor to numerous institutional and individual clients.

Item 29.  Principal Underwriters.
--------  -----------------------

          Inapplicable.

Item 30.  Location of Accounts and Records.
--------  ---------------------------------


          All account books and records not normally held by The Fifth Third Bank, the Custodian to the Registrant, are held by the Registrant, in the offices of Countrywide Fund Services, Inc., the Registrant's administrator and transfer agent, or by Boys, Arnold & Company, Inc., the Advisor to the Registrant.

          The address of Countrywide Fund Services is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. The address of Boys, Arnold & Company is 1272 Hendersonville Road, Asheville, North Carolina 28813. The address of The Fifth Third Bank is 38 Fountain Square, Cincinnati, Ohio 45263.


Item 31.  Management Services.
--------  --------------------


          Inapplicable


Item 32.  Undertakings.
--------  -------------

     (a)  Inapplicable

     (b)  Inapplicable

     (c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     (d) The Registrant undertakes to call a meeting of shareholders, if requested to do so by holders of at least 10% of the Fund's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Asheville, and State of North Carolina, on the 30th day of November, 1998.


                                        ALBEMARLE INVESTMENT TRUST

                                        By:/s/ John B. Kuhns
                                           --------------------
                                           President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                   Title             Date
   ---------                   -----             ----

/s/ John B. Kuhns              President         November 30, 1998
----------------------
John B. Kuhns


/s/ Mark J. Seger              Treasurer         November 30, 1998
----------------------
Mark J. Seger


Jon L. Vannice*                Trustee           November 30, 1998
----------------------


Edwin B. Armstrong*            Trustee           By: /s/ Marcus L. Collins
----------------------                               ---------------------
                                                     Marcus L. Collins
                                                     Attorney-in-Fact*
                                                     November 30, 1998
J. Finley Lee, Jr.*            Trustee
----------------------

                                INDEX TO EXHIBITS
                                -----------------

(1)       Agreement and Restated Declaration of Trust*

(2)       Bylaws*

(3)       Inapplicable

(4)       Inapplicable

(5)       Investment Advisory Agreement*

(6)       Inapplicable

(7)       Inapplicable

(8)       Custodian Agreement*

(9)(a)    Administration Agreement with Countrywide Fund Services, Inc.

   (b)    Accounting Services Agreement with Countrywide Fund Services, Inc.

   (c) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc.

(10)      Opinion and Consent of Counsel*

(11)      Consent of Independent Auditors

(12)      Inapplicable

(13)      Agreement Relating to Initial Capital*

(14)      Inapplicable

(15)      Service Plan Pursuant to Rule 12b-1*

(16)      Computation of Performance Calculations*

(17)      Financial Data Schedule

(18)      Inapplicable

----------------------------
*    Incorporated  by  reference to the Trust's  registration  statement on Form
     N-1A.